                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant /X/

Filed by a Party other than the Registrant / /

Check the appropriate box:

/ /  Preliminary Proxy Statement                / /  Confidential, for Use of the Commission
                                                     Only (as permitted by Rule 14a-6(e)(2))
/x/  Definitive Proxy Statement
/ /  Definitive Additional Materials
/ /  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                            AEROSONIC CORPORATION
- - --------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

- - --------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/x/  $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(i)(2) or
     Item 22(a)(2) of Schedule 14A.

/ / $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).

/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

     (2)  Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     (4)  Proposed maximum aggregate value of transaction:

     (5)  Total fee paid:

/ /  Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

     (2)  Form, Schedule or Registration Statement No.:

     (3)  Filing Party:

     (4)  Date Filed:

                             AEROSONIC CORPORATION
                            (A DELAWARE CORPORATION)
                           1212 North Hercules Avenue
                           Clearwater, Florida  34625

                                   NOTICE OF
                         ANNUAL MEETING OF SHAREHOLDERS


TO THE SHAREHOLDERS OF AEROSONIC CORPORATION:

         The Annual Meeting of Shareholders (the "Meeting") of AEROSONIC CORPORATION (the "Company") will be held at Aerosonic Corporation, 1212 North Hercules Avenue, Clearwater, Florida on July 21, 1995, at 9:00 a.m., Eastern Daylight Savings Time, for the following purposes, which are discussed in the accompanying Proxy Statement:

         1. To elect a Board of seven (7) directors of the Company to hold office until their successors have been duly elected and qualified.

         2. To transact such other business as may properly come before the Meeting or any adjournment or adjournments thereof.

         The record date for determination of the shareholders entitled to vote at the annual meeting is May 22, 1995, at the close of business.

         If you are unable to attend the Meeting, please mark, sign and date the enclosed proxy and return it promptly in the envelope provided herewith. Your proxy may be revoked at any time before it is voted by filing with the Secretary of the Corporation a written revocation or a proxy bearing a later date, or by attending and voting at the Meeting.

         If you submit a proxy, you may still vote your stock in person at the Meeting if you so desire.


                                           By Order of the Board of Directors,

                                           /s/ Herbert J. Frank
                                           ---------------------
                                           Herbert J. Frank
                                           Chairman of the Board


May 23, 1995
Clearwater, Florida

PLEASE MARK, SIGN AND DATE THE ENCLOSED PROXY OR PROXIES AND MAIL IT OR THEM PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

                                PROXY STATEMENT


                             ______________________


                         ANNUAL MEETING OF SHAREHOLDERS
                            TO BE HELD JULY 21, 1995


                             ______________________


                             AEROSONIC CORPORATION
                           1212 North Hercules Avenue
                           Clearwater, Florida  34625


                             ______________________


                              GENERAL INFORMATION


                A Notice of the Annual Meeting of Shareholders (the "Meeting") of Aerosonic Corporation (the "Company") is set forth on the preceding page, and there are enclosed herewith proxies which are being solicited by the Board of Directors of the Company. The cost of this solicitation will be borne by the Company. In addition to solicitation by mail, the officers and regular employees of the Company may solicit proxies personally or by telephone or telegram. This Proxy Statement is first being sent to shareholders on or about May 22, 1995. A copy of the Company's Annual Report to Shareholders for the fiscal year ended January 31, 1995 is mailed herewith.

                All shares represented by valid proxies received by the Company prior to the Meeting will be voted as specified in the proxy. If no specification is made, and if discretionary authority is conferred by the shareholder, the shares will be voted FOR the nominated Directors. If discretionary authority is conferred by the shareholder pursuant to the proxy, the shares will also be voted on such other matters as may properly come before the Meeting in accordance with the best judgment of the proxy holder. A stockholder giving a proxy has the right to revoke it any time prior to its exercise by delivering to the Secretary of the Company a written revocation or a duly executed proxy bearing a later date, or by attending the Meeting and voting his shares in person.

                     VOTING SECURITIES AND VOTING RIGHTS

                Only holders of record of Common Stock, $.40 par value per share (the "Common Stock"), of the Company as of the close of business on May 22, 1995 are entitled to notice of and to vote at the Meeting and at any adjournment thereof. On the Record Date, the outstanding number of shares entitled to vote consisted of 3,791,691 shares of Common Stock. The holders of the Common Stock are entitled to one vote per share. There are no other classes of voting stock issued and outstanding.

                             ELECTION OF DIRECTORS

                The Company's By-Laws currently provide that its Board of Directors shall consist of not less than three nor more than seven members, as may be fixed from time to time by action of the Board of Directors or of the shareholders. The Board of Directors recommends that the exact number of directors not be determined by shareholder action, thus permitting the Board to increase or decrease the number of directors during the year and to fill any vacancy as it deems advisable to do so.

                Seven directors will be elected at the Annual Meeting, each director to hold office until the next Annual Meeting of Stockholders and until the election and qualification of a successor. The persons named in the enclosed proxy will vote all properly executed proxies for the election of the nominees named below unless authority to vote is withheld. In the event any of the nominees is unable to serve, the persons named in the proxy may vote for such substitute nominee or nominees as they, in their discretion, shall determine. The Board of Directors has no reason to believe that any nominee named herein will be unable to serve as a director.

                The following table sets forth certain information concerning the nominees for election. Certain of the nominees are currently directors of the Company (*).

                                                                                                          Number and Percentage
    Name, Age and Year                                                                                     of Shares of Common
      in which first                                                                                       Stock Beneficially
    Elected a Director           Business Experience                                                              Owned
  -----------------------        -------------------                                                      ---------------------
    Herbert J. Frank             Mr. Frank  served  as  Chairman of  the Board,                            1,089,172    28.7%
       72  (1953)                President and Chief Executive Officer from 1953 through  1990.
                                 From  1990 to 1992,  he stepped down as President and Chief
                                 Executive Officer, but continued as Chairman of the Board.  In 1992,
                                 Mr. Frank stepped down as Chairman of the Board and served as a consultant of the Company.  In March, 1995, Mr. Frank returned as
                                 Chairman of the Board, President and Chief Executive Officer.


                                                                                                              Number and Percentage
    Name, Age and Year                                                                                         of Shares of Common
      in which first                                                                                           Stock Beneficially
    Elected a Director           Business Experience                                                                  Owned
  -----------------------        -------------------                                                           --------------------
   David S. Goldman *            Mr. Goldman has been Executive Vice President and                               439,945    11.6%
        52 (1972)                and Chief Financial Officer of Aerosonic from 1970 through 1990.
                                 He was responsible for all  financial aspects of the Company.
                                 At the end of 1990, he became President and Chief Executive Officer.
                                 In March, 1995, Mr. Goldman stepped down as President and Chief
                                 Executive Officer and has continued his position as Executive
                                 Vice President and Chief  Financial Officer which he held through 1990.
                                 He is currently Chairman of the Board of Directors of DataXchange
                                 Network, Inc., in San Francisco, California.

    William C. Parker            Mr. Parker has been with Aerosonic Corporation for                                9,559      .3%
           62                    over 32 years.  He started as an instrument assembler, became
                                 Production Manager for the Boeing project, Production Manager of
                                 Assembly, Production Manager of the Machine Shop, Vice President of
                                 Production, Vice President of Purchasing, Vice President of Marketing
                                 and is now President of Clearwater Operations.

    David  A. Baldini            Mr. Baldini was with Teledyne Industries, Inc. from                                 247      --
           45                    1974 through 1993.  He was President of Teledyne Avionics from 1990 and retained that position since Teledyne Avionics was acquired in
                                 1993 and became Avionics Specialties, Inc.  Mr. Baldini's management and operations experience with Teledyne included the development and manufacture of precision components and instruments in the aerospace, ground transportation and industrial markets.

   Charles F. Burley *           President of Interstate Fittings, Inc., Sports Sales                             25,000      .7%
        76 (1970)                Southwest and Buckner Dental Lab.  Chairman of the Board and  Chief
                                 Executive Officer of C-Power Products, Inc. Also serves as a management consultant with C-Power Products, a corporation supplying products to the communications, medical and electronics industries.
                                 Served in the U.S. Air Force in key roles in government procurement.

   Francis D. John  *            President and Chief Executive Officer of Key Energy                               4,270      .1%
        40 (1992)                Group, Inc.  He also serves as Director and Chief Financial Officer since 1988.  Mr. John served in various financial and operational positions at Delmed, Inc. from 1984 to 1988.  He served as Executive
                                 Vice President of Delmed from 1986.


                                                                                                          Number and Percentage
    Name, Age and Year                                                                                     of Shares of Common
      in which first                                                                                       Stock Beneficially
    Elected a Director           Business Experience                                                              Owned
  -----------------------        -------------------                                                       -------------------
    J. Mervyn  Nabors            President & CEO of American Instrument Company.                              70,000     1.8%
           51                    President & CEO of AIC Electronics.  Mr. Nabors is a member of the Board of Directors for two privately held companies. Mr.
                                 Nabors was employed by Aerosonic from 1962 to 1984.

    All directors and officers as a group (8 persons) at  May 1, 1995                                      1,640,874    43.3%


                 INFORMATION CONCERNING THE BOARD OF DIRECTORS


              Committees:

                The Board of Directors has an Audit Committee and a Compensation
              Committee, each consisting of three directors. The Board of Directors does not have a Nominating Committee.

                The members of the Audit Committee are Mr. Nabors, Mr. Goldman and Mr. John. The functions of this committee include: review of the scope of audits and the results of such audits; review of accounting policies and adequacy of internal controls; review of the fees paid to, and the scope of services provided by the independent auditors; and recommending selection of the independent auditors.

                The members of the Compensation Committee are Mr. Burley, Mr.
              Nabors and Mr. John. The committee considers and makes recommendations to the Board of Directors with respect to matters relating to executive compensation.

              Meetings:

                During the fiscal year ended January 31, 1995, the Board of
              Directors met three times, the Audit Committee met one time, and the Compensation Committee met one time. Each director attended all meetings of the Board of Directors and committees of the Board on which he served.


                            DIRECTORS' COMPENSATION

                Compensation for non-officer directors is $2,000.00 per board meeting plus reimbursement for travel and expenses.

                SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

         The following table sets forth information as of May 1, 1995, regarding owners of 5% or more of the Company's Common Stock:

                                                        Number of                           Percent of
         Name & Address                               Shares Owned                         Shares Owned
         --------------                               -------------                        ------------
         Herbert J. Frank                              1,089,172                               28.7%
         1771 Oak Creek Drive
         Dunedin, Florida 34698

         David S. Goldman                                439,945                               11.6%
         851 Indian Rocks Road
         Belleair, Florida 34616

         Asset Value Fund Limited Partnership            267,600                                6.3%
         376 Main Street
         Bedminster, NJ  07921

                 David S. Goldman has an option to share in the proceeds of the sale of 400,000 shares from Mr. Frank if Mr. Frank sells his holdings. Mr. Goldman disclaims beneficial ownership of said 400,000 shares.


                      REPORT OF THE COMPENSATION COMMITTEE

                 COMPENSATION POLICY: The Compensation Committee of the Board of Directors (The "Committee") of Aerosonic believes strongly that corporate performance and, in turn, the maximization of shareholder value, depends to a significant extent on the establishment of a close alignment between the financial interests of shareholders and those of the Company's employees, including its senior managers. Compensation programs are designed to encourage and balance the attainment of short-term operational goals and long-term strategic initiatives.

                 Compensation of senior management at Aerosonic now includes two components: a salary that is comparable to those paid to senior managers with comparable responsibilities at similar companies, and an incentive stock option plan which awards selected individuals on Company performance.

                 During the fiscal year ended January 31, 1993, the Company adopted a tax-deferred 401(k) savings plan which covers substantially all of the employees of the Company. Under the plan, participants may elect to contribute up to 10% of pre-tax earnings. The Company funds a 100% matching contribution, up to the first 3% contributed. Such matching contributions will be made in cash or common stock of the Company. Additional contributions may be made at the Company's discretion.

                 During the fiscal year ended January 31, 1994, the Board of Directors and the Shareholders of the Company adopted the Aerosonic Corporation Incentive Stock Option Plan ("ISO Plan") by which the Company may grant options for up to 300,000 shares of the Company's Common Stock. The purpose of the ISO Plan is to attract and retain persons of ability as employees and to motivate such employees to
         exert their best efforts on behalf of the Company.   Of the 300,000
         options authorized, 129,500 options have been awarded, none of the options have been exercised and 22,000 options have expired due to termination of employment. The balance of 107,500 options will become exercisable equally over three years from their original date of grant.

                 CEO COMPENSATION:  David S. Goldman was the CEO for the fiscal
         year ended January 31, 1995.   The annual compensation of Mr. Goldman
         consisted of a salary. Mr. Herbert J. Frank was a consultant during fiscal year ended January 31, 1995 and was appointed CEO in April
         1995.   Mr. Frank, as a consultant, earned $90,000 during the fiscal year.

                 The Committee meets annually to review results from the prior year and to review recommendations for salary increases. The Committee is confident that the Company's compensation program for executives, which provides a solid link between pay and performance, ties closely to Aerosonic's strategic goals and objectives.


         EXECUTIVE OFFICER COMPENSATION

                 The following table sets forth information with respect to all cash compensation paid or accrued by the Company during the fiscal year ended January 31, 1995 to each executive officer of the Company as to whom total cash compensation exceeded $100,000:


         SUMMARY COMPENSATION TABLE*

                                                                           Annual Compensation
                 (a)                               (b)                             (c)
     Name and Principal Position                   Year                          Salary
     ---------------------------                   ----                          ------
        David S. Goldman.....                      1995                         $225,816
          President and Chief                      1994                         $225,557
          Executive Officer                        1993                         $182,020


                 *Columns (d) through (i) have been eliminated from the table because there was no other type of compensation awarded to the named executive for any year covered by the table. Since no options were granted to the named executive, the option tables are not applicable.

               COMPARISON OF FIVE-YEAR CUMULATIVE TOTAL RETURN

        A five-year comparison of stock performance of the Company with a broad equity market index and a published industry index or peer group is set forth below. The graph ranks the Company's total return against the AMEX Market Value Index and the AMEX Capital Goods Index.


                                   (GRAPH)

Value at December 31,           1989             1990             1991             1992            1993         1994
- - ---------------------         -------          -------          -------          -------         -------       -------
Aerosonic Corporation         $100.00          $104.76          $190.48          $228.57         $180.95       $142.86
AMEX Market Value Index       $100.00          $ 81.51          $104.51          $105.62         $126.23       $114.73
AMEX Captial Goods Index      $100.00          $ 83.54          $101.04          $102.33         $126.57       $122.35

                    INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

                Aidman, Piser & Company, P.A., were auditors for the year ended January 31, 1995 upon recommendation of the Audit Committee of the Board of Directors, and have been selected as auditors for the year ending January 31, 1996. A representative of Aidman, Piser & Company, P.A. is expected to attend the meeting with the opportunity to make a statement and/or respond to appropriate questions from shareholders present at the meeting.

                The Company selected Aidman, Piser & Company, P.A. to replace its former auditors, KPMG Peat Marwick, as of September 9, 1994. The decision to change outside auditors was recommended by the Audit Committee and approved by the Board of Directors. There have been no disagreements on accounting principles or practices, financial statement disclosure, or auditing scope or procedures with the prior accountants. There were no "reportable events" that led to the change of accountants.

                         PROPOSALS OF SECURITY HOLDERS

                Proposals of security holders intended to be presented at the Annual Meeting of Shareholders of the Company to be held in July, 1996, in order to be included in the Company's proxy statement and form of proxy relating to such meeting, must be received by the Company, at its executive offices, not later than January 31, 1996.


                                 VOTE REQUIRED

                A majority of the Company's outstanding common capital stock will be necessary to constitute a quorum for the transaction of business at the Annual Meeting, and each issue to be presented to the shareholders for action will require the vote of a majority of the shares presented at the Meeting, either in person or by valid proxy.


                                 OTHER MATTERS

                The management has no information that any other matter will be brought before the Annual Meeting. If, however, other matters are presented, it is the intention of the persons named in the accompanying form of proxy to vote the proxy in accordance with their best judgment, discretionary authority to do so being included in the proxy.

                                                                      APPENDIX A

                             AEROSONIC CORPORATION
                    PROXY FOR ANNUAL MEETING OF SHAREHOLDERS
                            TO BE HELD JULY 21, 1995
          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

Each of the undersigned, as the owner(s) as of May 22, 1995 of common stock of Aerosonic Corporation, a Delaware corporation ("the Company"), hereby appoints Herbert J. Frank, President and Chief Executive Officer, as attorney-in-fact and proxy, with full power of substitution, for the limited purpose of voting all shares of the common stock owned by the undersigned, at the Annual Meeting of Shareholders of the Company to be held at Aerosonic Corporation, 1212 N. Hercules Avenue, Clearwater, Florida at 9:00 a.m. Eastern Daylight Saving Time, Friday, July 21, 1995 and at any adjournments thereof, but only in accordance with the following instructions.

                  (CONTINUED AND TO BE SIGNED ON REVERSE SIDE)

/X/      Please mark your
         votes as in this
         example.



                  FOR all nominees        WITHOUT AUTHORITY
               listed at right (except   to vote for nominees
                 as indicated below)       listed at right      Nominees:    David Baldini
1.       Election       / /                     / /                          Charles F. Burley     2. In accordance with their
         of                                                                  Herbert J. Frank         best judgement on any other
         Directors                                                           David S. Goldman         matter that may properly
INSTRUCTIONS:  To withhold authority to vote for any                         Francis D. John          be voted upon at the meeting.
individual named at right, strike a line through the nominee's               J. Mervyn Nabors
name:                                                                        William Parker           This proxy, when properly
                                                                                                    executed, will be voted in the
                                                                                                    manner directed herein by the
                                                                                                    undersigned shareholder(s). If
                                                                                                    no choice specified in the
                                                                                                    Proposals above shall be
                                                                                                    marked the named proxy is
                                                                                                    authorized and directed to
                                                                                                    vote for the proposal as
                                                                                                    described therein and in the
                                                                                                    Proxy Statement dated May 22,
                                                                                                    1995.  If any nominee shall
                                                                                                    cease to be a candidate for
                                                                                                    election for any reason, the
                                                                                                    proxy will be voted for a
                                                                                                    substitute nominee designated
                                                                                                    by the Board of Directors and
                                                                                                    for the remaining nominees as
                                                                                                    listed.
                                                                                                      If you are unable to attend
                                                                                                    the meeting personally, the
                                                                                                    Board of Directors requests
                                                                                                    that you complete and mail
                                                                                                    this proxy to insure adequate
                                                                                                    shareholder representation at
                                                                                                    the meeting.  As this proxy is
                                                                                                    being solicited by the Board of
                                                                                                    Directors, you are encouraged
                                                                                                    to contest any member the
                                                                                                    incumbent Board of the above
                                                                                                    named proxies if you have any
                                                                                                    questions concerning this
                                                                                                    proxy of the matter referenced
                                                                                                    herein.

                                                                                                    Please mark, sign, date and
                                                                                                    return this proxy promptly
                                                                                                    using the enclosed envelope.



SIGNATURE                                                   DATE             SIGNATURE                                 DATE
         --------------------------------------------------     -------------         --------------------------------     ---------
NOTE:    If signing in a juduciary or representative capacity, please give full title as such.  If signing as a corporate officer corporation, please give your title and full name of the corporation; or if ownership is in more than one name, each additional owner should sign.